                                                                   EXHIBIT 20.25


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                      April 30, 2000
                                                        ----------------------
         Determination Date:                                      May 5, 2000
                                                        ----------------------
         Distribution Date:                                      May 15, 2000
                                                        ----------------------
         Monthly Period Ending:                                April 30, 2000
                                                        ----------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.       Collection Account Summary

         Available Funds:
                             Payments Received                                              $10,770,037.75
                             Liquidation Proceeds (excluding Purchase Amounts)               $1,483,055.94
                             Current Monthly Advances                                           153,959.86
                             Amount of withdrawal, if any, from the Spread
                                Account                                                        $887,455.53
                             Monthly Advance Recoveries                                        (220,700.53)
                             Purchase Amounts-Warranty and Administrative
                                Receivables                                                          $0.00
                             Purchase Amounts - Liquidated Receivables                               $0.00
                             Income from investment of funds in Trust Accounts                  $54,800.56
                                                                                     ----------------------
           Total Available Funds                                                                                   $13,128,609.11
                                                                                                                ==================

           Amounts Payable on Distribution Date:
                             Reimbursement of Monthly Advances                                       $0.00
                             Backup Servicer Fee                                                     $0.00
                             Basic Servicing Fee                                               $199,392.97
                             Trustee and other fees                                                  $0.00
                             Class A-1 Interest Distributable Amount                                 $0.00
                             Class A-2 Interest Distributable Amount                                 $0.00
                             Class A-3 Interest Distributable Amount                                 $0.00
                             Class A-4 Interest Distributable Amount                           $413,137.67
                             Class A-5 Interest Distributable Amount                           $910,083.33
                             Noteholders' Principal Distributable Amount                    $11,605,995.13
                             Amounts owing and not paid to Security Insurer
                                  under Insurance Agreement                                          $0.00
                             Supplemental Servicing Fees (not otherwise paid
                                  to Servicer)                                                       $0.00
                             Spread Account Deposit                                                  $0.00
                                                                                     ----------------------
           Total Amounts Payable on Distribution Date                                                              $13,128,609.11
                                                                                                                ==================


                                Page 1 (1997-B)

II.     Available Funds

        Collected Funds (see V)
                              Payments Received                                             $10,770,037.75
                              Liquidation Proceeds (excluding Purchase
                                     Amounts)                                                $1,483,055.94        $12,253,093.69
                                                                                     ----------------------
        Purchase Amounts                                                                                                   $0.00
        Monthly Advances
                              Monthly Advances - current Monthly Period (net)                  ($66,740.67)
                              Monthly Advances - Outstanding Monthly Advances
                                 not otherwise reimbursed to the Servicer                            $0.00           ($66,740.67)
                                                                                     ----------------------
        Income from investment of funds in Trust Accounts                                                             $54,800.56
                                                                                                                ------------------
        Available Funds                                                                                           $12,241,153.58
                                                                                                                ==================

III.    Amounts Payable on Distribution Date

                (i)(a)       Taxes due and unpaid with respect to the Trust
                              (not otherwise paid by OFL or the Servicer)                                                  $0.00

                (i)(b)       Outstanding Monthly Advances (not otherwise
                              reimbursed to Servicer and to be reimbursed on the
                              Distribution Date)                                                                           $0.00

                (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed
                              to Servicer)                                                                                 $0.00

                (ii)         Accrued and unpaid fees (not otherwise paid by OFL
                              or the Servicer):
                                  Owner Trustee                                                      $0.00
                                  Administrator                                                      $0.00
                                  Indenture Trustee                                                  $0.00
                                  Indenture Collateral Agent                                         $0.00
                                  Lockbox Bank                                                       $0.00
                                  Custodian                                                          $0.00
                                  Backup Servicer                                                    $0.00
                                  Collateral Agent                                                   $0.00                 $0.00
                                                                                     ----------------------

                (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                    $199,392.97

                (iii)(b)     Supplemental Servicing Fees (not otherwise paid to
                               Servicer)                                                                                   $0.00

                (iii)(c)     Servicer reimbursements for mistaken deposits or
                               postings of checks returned for insufficient
                               funds (not otherwise reimbursed to Servicer)                                                $0.00

                (iv)         Class A-1 Interest Distributable Amount                                                       $0.00
                             Class A-2 Interest Distributable Amount                                                       $0.00
                             Class A-3 Interest Distributable Amount                                                       $0.00
                             Class A-4 Interest Distributable Amount                                                 $413,137.67
                             Class A-5 Interest Distributable Amount                                                 $910,083.33

                (v)          Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                         $0.00
                                  Payable to Class A-2 Noteholders                                                $11,605,995.13
                                  Payable to Class A-3 Noteholders                                                         $0.00
                                  Payable to Class A-4 Noteholders                                                         $0.00
                                  Payable to Class A-5 Noteholders                                                         $0.00

                (vii)         Unpaid principal balance of the Class A-1 Notes
                                after deposit to the Note Distribution Account of
                                any funds in the Spread Account Class A-1 Holdback
                                Subaccount (applies only on the Class A-1 Final Scheduled
                                Distribution Date)                                                                         $0.00

                (ix)        Amounts owing and not paid to Security Insurer
                               under Insurance Agreement                                                                   $0.00
                                                                                                                ------------------

                             Total amounts payable on Distribution Date                                           $13,128,609.11
                                                                                                                ==================

                                Page 2 (1997-B)

IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                                 Amount of excess, if any, of Available Funds
                                 over total amounts payable (or amount of such
                                 excess up to the Spread Account Maximum Amount)                                            $0.00

         Reserve Account Withdrawal on any Determination Date:

                                 Amount of excess, if any, of total amounts
                                 payable over Available Funds (excluding amounts
                                 payable under item (vii) of Section III)                                                   $0.00

                                 Amount available for withdrawal from the
                                 Reserve Account (excluding the Spread Account Class A-1
                                 Holdback Subaccount), equal to the difference
                                 between the amount on deposit in the Reserve
                                 Account and the Requisite Reserve Amount
                                 (amount on deposit in the Reserve Account
                                 calculated taking into account any withdrawals
                                 from or deposits to the Reserve Account in
                                 respect of transfers of Subsequent Receivables)                                            $0.00

                                 (The amount of excess of the total amounts
                                 payable (excluding amounts payable under item
                                 (vii) of Section III) payable over Available
                                 Funds shall be withdrawn by the Indenture
                                 Trustee from the Reserve Account (excluding the
                                 Spread Account Class A-1 Holdback Subaccount) to the
                                 extent of the funds available for withdrawal from in
                                 the Reserve Account, and deposited in the
                                 Collection Account.)

                                 Amount of withdrawal, if any, from the Reserve
                                 Account                                                                                    $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                                 Amount by which (a) the remaining principal
                                 balance of the Class A-1 Notes exceeds (b)
                                 Available Funds after payment of amounts set
                                 forth in item (v) of Section III                                                           $0.00

                                 Amount available in the Spread Account Class A-1
                                 Holdback Subaccount                                                                        $0.00

                                 (The amount by which the remaining principal
                                 balance of the Class A-1 Notes exceeds
                                 Available Funds (after payment of amount set
                                 forth in item (v) of Section III) shall be
                                 withdrawn by the Indenture Trustee from the Spread
                                 Account Class A-1 Holdback Subaccount, to the extent
                                 of funds available for withdrawal from the Class
                                 A-1 Holdback Subaccount, and deposited in the
                                 Note Distribution Account for payment to the
                                 Class A-1 Noteholders)

                                 Amount of withdrawal, if any, from the Spread Account
                                 Class A-1 Holdback Subaccount                                                              $0.00

         Deficiency Claim Amount:

                                 Amount of excess, if any, of total amounts
                                 payable over funds available for withdrawal
                                 from Reserve Amount, the Spread Account Class A-1
                                 Holdback Subaccount and Available Funds                                                    $0.00

                                 (on the Class A-1 Final Scheduled Distribution
                                 Date, total amounts payable will not include the remaining principal balance of the Class
                                 A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account
                                 Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                                 Amount of excess, if any, on the Distribution
                                 Date on or immediately following the end of the
                                 Funding Period, of (a) the sum of the Class A-1
                                 Prepayment Amount, the Class A-2 Prepayment
                                 Amount, the Class A-3 Prepayment Amount, the
                                 Class A-4 Prepayment Amount, and the Class A-5
                                 Prepayment Amount, over (b) the amount on
                                 deposit in the Pre-Funding Account                                                         $0.00

         Class A-1 Maturity Shortfall:

                                 Amount of excess, if any, on the Class A-1
                                 Final Scheduled Distribution Date, of (a) the
                                 unpaid principal balance of the Class A-1 Notes
                                 over (b) the sum of the amounts deposited in
                                 the Note Distribution Account under item (v)
                                 and (vii) of Section III or pursuant to a
                                 withdrawal from the Spread Account Class A-1
                                 Holdback Subaccount.                                                                       $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)



                                Page 3 (1997-B)

    V.     Collected Funds

           Payments Received:
                                  Supplemental Servicing Fees                                        $0.00
                                  Amount allocable to interest                                2,721,591.18
                                  Amount allocable to principal                               8,048,446.57
                                  Amount allocable to Insurance Add-On Amounts                       $0.00
                                  Amount allocable to Outstanding Monthly
                                    Advances (reimbursed to the Servicer prior
                                    to deposit in the Collection Account)                            $0.00
                                                                                     ---------------------

           Total Payments Received                                                                                 $10,770,037.75

           Liquidation Proceeds:
                                 Gross amount realized with respect to Liquidated
                                    Receivables                                               1,497,991.71

                                 Less: (i) reasonable expenses incurred by
                                   Servicer in connection with the collection of
                                   such Liquidated Receivables and the
                                   repossession and disposition of the related
                                   Financed Vehicles and (ii) amounts required to
                                   be refunded to Obligors on such Liquidated
                                   Receivables                                                  (14,935.77)
                                                                                     ---------------------

           Net Liquidation Proceeds                                                                                 $1,483,055.94

           Allocation of Liquidation Proceeds:
                                  Supplemental Servicing Fees                                        $0.00
                                  Amount allocable to interest                                       $0.00
                                  Amount allocable to principal                                      $0.00
                                  Amount allocable to Insurance Add-On Amounts                       $0.00
                                  Amount allocable to Outstanding Monthly
                                    Advances (reimbursed to the Servicer prior
                                    to deposit in the Collection Account)                            $0.00                  $0.00
                                                                                     ---------------------       -----------------

           Total Collected Funds                                                                                   $12,253,093.69
                                                                                                                 =================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                          $0.00
                                  Amount allocable to interest                                       $0.00
                                  Amount allocable to principal                                      $0.00
                                  Amount allocable to Outstanding Monthly
                                    Advances (reimbursed to the Servicer prior
                                    to deposit in the Collection Account)                            $0.00

           Purchase Amounts - Administrative Receivables                                                                    $0.00
                                  Amount allocable to interest                                       $0.00
                                  Amount allocable to principal                                      $0.00
                                  Amount allocable to Outstanding Monthly
                                   Advances (reimbursed to the Servicer prior to
                                   deposit in the Collection Account)                                $0.00
                                                                                     ---------------------

           Total Purchase Amounts                                                                                           $0.00
                                                                                                                 ==================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                               $404,509.69

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                                  Payments received from Obligors                             ($220,700.53)
                                  Liquidation Proceeds                                               $0.00
                                  Purchase Amounts - Warranty Receivables                            $0.00
                                  Purchase Amounts - Administrative Receivables                      $0.00
                                                                                     ---------------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                ($220,700.53)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                               ($220,700.53)

           Remaining Outstanding Monthly Advances                                                                     $183,809.16

           Monthly Advances - current Monthly Period                                                                  $153,959.86
                                                                                                                 -----------------

           Outstanding Monthly Advances - immediately following the
             Distribution Date                                                                                        $337,769.02
                                                                                                                 =================

                                Page 4 (1997-B)

  VIII.    Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                            $8,048,446.57
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                        $3,557,548.56
               Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
               Amounts withdrawn from the Pre-Funding Account                                                              $0.00
               Cram Down Losses                                                                                            $0.00
                                                                                                                 ------------------
               Principal Distribution Amount                                                                      $11,605,995.13
                                                                                                                 ==================

           B.  Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-1 Noteholders on such Distribution Date)                 $0.00

               Multiplied by the Class A-1 Interest Rate                                           5.743%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 26/360                                                   0.08611111                   $0.00
                                                                                     --------------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ------------------

               Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ==================

           C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-2 Noteholders on such Distribution Date)                 $0.00

               Multiplied by the Class A-2 Interest Rate                                           6.100%

               Multiplied by 1/12 or, in the case of the first Distribution Date,
                  by 26/360                                                                   0.08333333                   $0.00
                                                                                     --------------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ------------------

               Class A-2 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ==================

           D.  Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-3 Noteholders on such Distribution Date)                $0.00

               Multiplied by the Class A-3 Interest Rate                                           6.300%

               Multiplied by 1/12 or, in the case of the first Distribution Date,
                  by 26/360                                                                   0.08333333                   $0.00
                                                                                     --------------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ------------------

               Class A-3 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ==================

           E.  Calculation of Class A-4 Interest Distributable Amount

               Class A-4 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-4 Noteholders on such Distribution Date)        $76,271,569.78

               Multiplied by the Class A-4 Interest Rate                                           6.500%

               Multiplied by 1/12 or, in the case of the first Distribution Date,
                  by 26/360                                                                   0.08333333             $413,137.67
                                                                                     --------------------

               Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ------------------

               Class A-4 Interest Distributable Amount                                                               $413,137.67
                                                                                                                 ==================


                                Page 5 (1997-B)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)           $163,000,000.00

           Multiplied by the Class A-5 Interest Rate                                               6.700%

           Multiplied by 1/12 or, in the case of the first Distribution Date,
            by 26/360                                                                         0.08333333              $910,083.33
                                                                                     --------------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                                 ------------------

           Class A-5 Interest Distributable Amount                                                                    $910,083.33
                                                                                                                 ==================


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                 $0.00
           Class A-2 Interest Distributable Amount                                                 $0.00
           Class A-3 Interest Distributable Amount                                                 $0.00
           Class A-4 Interest Distributable Amount                                           $413,137.67
           Class A-5 Interest Distributable Amount                                           $910,083.33

           Noteholders' Interest Distributable Amount                                                                $1,323,221.00
                                                                                                                 ==================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                  $11,605,995.13

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
               Distribution Amount, the initial principal balance of the Class
               A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
               Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date
               thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
               (plus any funds remaining on deposit in the Pre-Funding Account)
               as of the Accounting Date for the preceding Distribution Date)                     100.00%           $11,605,995.13
                                                                                     --------------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                                 $0.00
                                                                                                                 ------------------

           Noteholders' Principal Distributable Amount                                                              $11,605,995.13
                                                                                                                 ==================

I.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to
         Class A-1 Notes (equal to entire Noteholders' Principal
         Distributable Amount until the principal balance of the Class A-1
         Notes is reduced to zero)                                                                                           $0.00
                                                                                                                 ==================
         Amount of Noteholders' Principal Distributable Amount payable to
         Class A-2 Notes (no portion of the Noteholders' Principal
         Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
         Distributable Amount)                                                                                      $11,605,995.13
                                                                                                                 ==================


                                Page 6 (1997-B)

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution Date,
               as of the Closing Date                                                                                        $0.00
                                                                                                                ------------------
                                                                                                                             $0.00
                                                                                                                ==================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
               Subsequent Transfer Date (an amount equal to (a) $0 (the
               aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by
               (A) one less (B)((i) the Pre-Funded Amount after giving effect to
               transfer of Subsequent Receivables over (ii) $0))                                                             $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
               Pre-Funding Account has been reduced to $100,000 or less as of
               the Distribution Date (see B below)                                                                           $0.00
                                                                                                                ------------------
           Amount remaining on deposit in the Pre-Funding Account after
               Distribution Date                                                                $0.00
                                                                                     --------------------
                                                                                                                             $0.00
                                                                                                                ==================
           B.  Distributions to Noteholders from certain withdrawals from the
               Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution
               Date on or immediately preceding the end of the Funding Period
               (August 1997 Distribution Date) or the Pre-Funded Amount being
               reduced to $100,000 or less on any Distribution Date                                                         $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                 $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                 $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                 $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                 $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                 $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                     $0.00
           Class A-2 Prepayment Premium                                                                                     $0.00
           Class A-3 Prepayment Premium                                                                                     $0.00
           Class A-4 Prepayment Premium                                                                                     $0.00
           Class A-5 Prepayment Premium                                                                                     $0.00


                                Page 7 (1997-B)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
               Notes, Class A-5 Notes,

               Product of (x) 6.31% (weighted average interest of Class A-1
               Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
               Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance)
               divided by 360, (y) $0 (the Pre-Funded Amount on such
               Distribution Date) and (z) 0 (the number of days until the August
               1997 Distribution Date))                                                                                     $0.00

               Less the product of (x) 2.5% divided by 360, (y) $0 (the
               Pre-Funded Amount on such Distribution Date) and (z) 0 (the
               number of days until the August 1997 Distribution Date)                                                      $0.00
                                                                                                                 ------------------

           Requisite Reserve Amount                                                                                         $0.00
                                                                                                                 ==================

           Amount on deposit in the Reserve Account (other than the Spread
               Account Class A-1 Holdback Subaccount) as of the preceding
               Distribution Date or, in the case of the first Distribution Date,
               as of the Closing Date                                                                                       $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account
               Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables)                                                                                      $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Spread Account Class A-1 Holdback
               Subaccount) over the Requisite Reserve Amount (and amount
               withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables)                                                                                      $0.00

            Less: withdrawals from the Reserve Account (other than the Spread
               Account Class A-1 Holdback Subaccount) to cover the excess, if
               any, of total amount payable over Available Funds (see IV above)                                             $0.00
                                                                                                                 ------------------

            Amount remaining on deposit in the Reserve Account (other than the
               Spread Account Class A-1 Holdback Subaccount) after the
               Distribution Date                                                                                            $0.00
                                                                                                                 ==================

   XI.     Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or
               the Closing Date, as applicable,                                                                             $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount
               (equal to 2.5% of the amount, if any, by which $0 (the Target
               Original Pool Balance set forth in the Sale and Servicing
               Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the
               Distribution Date or on a Subsequent Transfer Date preceding the
               Distribution Date))                                                                                          $0.00

           Less withdrawal, if any, of amount from the Spread Account Class A-1
               Holdback Subaccount to cover a Class A-1 Maturity Shortfall (see
               IV above)                                                                                                    $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account
               Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled
               Maturity Date after giving effect to any payment out of the
               Spread Account Class A-1 Holdback Subaccount to cover a Class
               A-1 Maturity Shortfall (amount of withdrawal to be released by
               the Indenture Trustee)                                                                                       $0.00
                                                                                                                 ------------------

           Spread Account Class A-1 Holdback Subaccount immediately following
               the Distribution Date                                                                                        $0.00
                                                                                                                 ==================


                                Page 8 (1997-B)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first
            day of the Monthly Period                              $239,271,569.78
           Multiplied by Basic Servicing Fee Rate                             1.00%
           Divided by Months per year                                    0.0833333
                                                                  ------------------

           Basic Servicing Fee                                                                 $199,392.97

           Less: Backup Servicer Fees (annual rate of 1 bp)                                          $0.00

           Supplemental Servicing Fees                                                               $0.00
                                                                                        ------------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $199,392.97
                                                                                                                 =================

  XIII.    Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                          $0.00
                   Class A-3 Notes                                                                                          $0.00
                   Class A-4 Notes                                                                                 $76,271,569.78
                   Class A-5 Notes                                                                                $163,000,000.00

           b. Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                          $0.00
                   Class A-3 Notes                                                                                          $0.00
                   Class A-4 Notes                                                                                 $11,605,995.13
                   Class A-5 Notes                                                                                          $0.00

           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                          $0.00
                   Class A-3 Notes                                                                                          $0.00
                   Class A-4 Notes                                                                                 $64,665,574.65
                   Class A-5 Notes                                                                                $163,000,000.00

           d. Interest distributed to Noteholders
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                          $0.00
                   Class A-3 Notes                                                                                          $0.00
                   Class A-4 Notes                                                                                    $413,137.67
                   Class A-5 Notes                                                                                    $910,083.33

           e. 1.   Class A-1 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                $0.00
              2.   Class A-2 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                $0.00
              3.   Class A-3 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                $0.00
              4.   Class A-4 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                $0.00
              5.   Class A-5 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                $0.00

           f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                   1.  Reserve Account                                                               $0.00
                   2   Spread Account Class A-1 Holdback Subaccount                                  $0.00
                   3.  Claim on the Note Policy                                                      $0.00

           g. Remaining Pre-Funded Amount                                                                                   $0.00

           h. Remaining Reserve Amount                                                                                      $0.00

           i. Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                             $0.00

           j. Prepayment amounts
                   Class A-1 Prepayment Amount                                                                              $0.00
                   Class A-2 Prepayment Amount                                                                              $0.00
                   Class A-3 Prepayment Amount                                                                              $0.00
                   Class A-4 Prepayment Amount                                                                              $0.00
                   Class A-5 Prepayment Amount                                                                              $0.00

           k. Prepayment Premiums
                   Class A-1 Prepayment Premium                                                                             $0.00
                   Class A-2 Prepayment Premium                                                                             $0.00
                   Class A-3 Prepayment Premium                                                                             $0.00
                   Class A-4 Prepayment Premium                                                                             $0.00
                   Class A-5 Prepayment Premium                                                                             $0.00

           l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                paid by the Trustee on behalf of the Trust                                                            $199,392.97

           m. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                     0.00000000
                   Class A-2 Notes                                                                                     0.00000000
                   Class A-3 Notes                                                                                     0.00000000
                   Class A-4 Notes                                                                                     0.43110383
                   Class A-5 Notes                                                                                     1.00000000


                                Page 9 (1997-B)

   XVI.    Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                 $774,999,996.59
                             Subsequent Receivables                                                                         $0.00
                                                                                                                 -----------------
                             Original Pool Balance at end of Monthly Period                                       $774,999,996.59
                                                                                                                 =================

                             Aggregate Principal Balance as of preceding Accounting Date                           239,271,569.78
                             Aggregate Principal Balance as of current Accounting Date                            $227,665,574.65



         Monthly Period Liquidated Receivables                                       Monthly Period Administrative Receivables

                                  Loan #                          Amount              Loan #                            Amount
                                  ------                          ------              ------                            ------
                   see attached listing                         3,557,548.56          see attached listing                --
                                                                       $0.00                                            $0.00
                                                                       $0.00                                            $0.00
                                                              --------------                                           ------
                                                               $3,557,548.56                                            $0.00
                                                              ==============                                           ======

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date               14,193,362.15

           Aggregate Principal Balance as of the Accounting Date                       $227,665,574.65
                                                                                 ----------------------

           Delinquency Ratio                                                                                           6.23430318%
                                                                                                                  =================



         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                 ARCADIA  FINANCIAL  LTD.

                                 By:
                                         -------------------------------------
                                 Name:   Scott R. Fjellman
                                         -------------------------------------
                                 Title:  Vice President / Securitization
                                         -------------------------------------

                                Page 10 (1997-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION             $775,000,000.00

                             AGE OF POOL (IN MONTHS)                                 35

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                      $14,193,362.15

           Aggregate Principal Balance as of the Accounting Date                               $227,665,574.65
                                                                                             ------------------

           Delinquency Ratio                                                                                           6.23430318%
                                                                                                                  ===============


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                           6.23430318%

           Delinquency ratio - preceding Determination Date                                         6.04483101%

           Delinquency ratio - second preceding Determination Date                                  6.65852022%
                                                                                             -------------------


           Average Delinquency Ratio                                                                                   6.31255147%
                                                                                                                  ===============


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                     $125,594,763.28

                        Add:    Sum of Principal Balances (as of the Accounting
                                   Date) of Receivables that became Liquidated
                                   Receivables during the Monthly Period or that
                                   became Purchased Receivables during Monthly
                                   Period (if delinquent more than 30 days with
                                   respect to any portion of a Scheduled
                                   Payment at time of purchase)                                                     $3,557,548.56
                                                                                                                  ---------------

           Cumulative balance of defaults as of the current Accounting Date                                       $129,152,311.84

                                Sum of Principal Balances (as of the Accounting Date)
                                   of 90+ day delinquencies                                       3,430,519.75

                                Percentage of 90+ day delinquencies applied to
                                   defaults                                                             100.00%     $3,430,519.75
                                                                                             ------------------   ---------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
              current Accounting Date                                                                             $132,582,831.59
                                                                                                                  ===============




    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                     17.1074621%

           Cumulative Default Rate - preceding Determination Date                                   16.8255283%

           Cumulative Default Rate - second preceding Determination Date                            16.5529356%


                                Page 1 (1997-B)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                               $61,731,059.13

           Add: Aggregate of Principal Balances as of the
                   Accounting Date (plus accrued and unpaid
                   interest thereon to the end of the Monthly
                   Period) of all Receivables that became
                   Liquidated Receivables or that became Purchased
                   Receivables and that were delinquent more than
                   30 days with respect to any portion of a
                   Scheduled Payment as of the Accounting Date                               $3,557,548.56
                                                                                       --------------------

                             Liquidation Proceeds received by the Trust                     ($1,483,055.94)         $2,074,492.62
                                                                                       --------------------    -------------------

           Cumulative net losses as of the current Accounting Date                                                 $63,805,551.75

                             Sum of Principal Balances (as of the Accounting Date)
                                of 90+ day delinquencies                                     $3,430,519.75

                                             Percentage of 90+ day delinquencies
                                               applied to losses                                     40.00%         $1,372,207.90
                                                                                       --------------------    -------------------

           Cumulative net losses and 90+ day delinquencies as of the current
             Accounting Date                                                                                       $65,177,759.65
                                                                                                               ===================




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                        8.4100335%

           Cumulative Net Loss Rate - preceding Determination Date                                                      8.2131989%

           Cumulative Net Loss Rate - second preceding Determination Date                                               8.0477894%


  VIII.    Classic/Premier Loan Detail

                                                                    Classic             Premier                Total
                                                                    -------             -------                -----
           Aggregate Loan Balance, Beginning                    131,855,647.62      $107,415,922.16        $239,271,569.78
             Subsequent deliveries of Receivables                         0.00                 0.00                   0.00
             Prepayments                                         (1,636,223.51)       (1,420,750.90)         (3,056,974.41)
             Normal loan payments                                (2,613,753.80)       (2,377,718.36)         (4,991,472.16)
             Defaulted Receivables                               (2,164,253.63)       (1,393,294.93)         (3,557,548.56)
             Administrative and Warranty Receivables                      0.00                 0.00                   0.00
                                                        -------------------------------------------------------------------
           Aggregate Loan Balance, Ending                      $125,441,416.68      $102,224,157.97        $227,665,574.65
                                                        ===================================================================

           Delinquencies                                          9,741,323.50         4,452,038.65         $14,193,362.15
           Recoveries                                              $830,236.87          $652,819.07          $1,483,055.94
           Net Losses                                             1,334,016.76           740,475.86          $2,074,492.62

  VIII.    Other Information Provided to FSA

                  A.   Credit Enhancement Fee information:

                       Aggregate Principal Balance as of the Accounting Date              $227,665,574.65
                       Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                  0.0208%
                                                                                        ------------------
                            Amount due for current period                                                              $47,430.33
                                                                                                                 =================


                  B.   Dollar amount of loans that prepaid during the
                          Monthly Period                                                                            $3,056,974.41
                                                                                                                 =================

                       Percentage of loans that prepaid during the
                          Monthly Period                                                                               1.34274776%
                                                                                                                 =================


                                Page 2 (1997-B)

   IX.     Spread Account Information                                     $                              %

           Beginning Balance                                        $20,936,262.36                   9.19605979%

           Deposit to the Spread Account                                     $0.00                   0.00000000%
           Spread Account Additional Deposit                                     -                   0.00000000%
           Withdrawal from the Spread Account                         ($953,338.65)                 -0.41874519%
           Disbursements of Excess                                    ($166,736.10)                 -0.07323729%
           Interest earnings on Spread Account                         $104,550.17                   0.04592270%
                                                            -----------------------          --------------------
           Sub-Total                                                $19,920,737.78                   8.75000000%
           Spread Account Recourse Reduction Amount                          $0.00                   0.00000000%
                                                            -----------------------          --------------------
           Ending Balance                                           $19,920,737.78                   8.75000000%
                                                            =======================          ====================




           Specified Balance pursuant to Section 3.03
             of the Spread Account Agreement among
             Olympic Financial Ltd., Arcadia Receivables
             Finance Corp., Financial Security Assurance
             Inc. and Norwest Bank Minnesota, National
             Association                                            $19,920,737.78                   8.75000000%
                                                             ======================           ===================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of June 1, 1997
           ----------------------------------------------------------------------------------------------------------
                                  Loss                  Default                   Loss Event            Default Event
                 Month            Performance           Performance               of Default              of Default
           ----------------------------------------------------------------------------------------------------------
                   3               1.09%                   2.21%                    1.34%                     2.60%
                   6               2.17%                   4.41%                   24.20%                     5.19%
                   9               3.14%                   6.39%                    3.39%                     7.52%
                  12               4.01%                   8.17%                    4.26%                     9.60%
                  15               5.16%                  10.52%                    5.41%                    12.36%
                  18               6.21%                  12.66%                    6.46%                    14.88%
                  21               7.13%                  14.53%                    7.38%                    17.07%
                  24               7.92%                  16.14%                    8.17%                    18.97%
                  27               8.34%                  17.00%                    8.59%                    19.97%
                  30               8.68%                  17.68%                    8.93%                    20.77%
                  33               8.97%                  18.27%                    9.22%                    21.47%
                  36               9.22%                  18.78%                    9.47%                    22.08%
                  39               9.34%                  19.03%                    9.59%                    22.37%
                  42               9.44%                  19.22%                    9.69%                    22.59%
                  45               9.51%                  19.39%                    9.76%                    22.78%
                  48               9.58%                  19.53%                    9.83%                    22.94%
                  51               9.64%                  19.63%                    9.89%                    23.07%
                  54               9.68%                  19.72%                    9.93%                    23.18%
                  57               9.72%                  19.79%                    9.97%                    23.26%
                  60               9.74%                  19.85%                    9.99%                    23.32%
                  63               9.75%                  19.88%                   10.00%                    23.36%
                  66               9.77%                  19.90%                   10.02%                    23.39%
                  69               9.78%                  19.91%                   10.03%                    23.40%
                  72               9.78%                  19.92%                   10.03%                    23.41%
           ---------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 8.00%                   Yes________                     No___x_____

           Cumulative Default Rate (see above table)                                  Yes________                     No___x_____

           Cumulative Net Loss Rate (see above table)                                 Yes________                     No___x_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                        Yes________                     No___x_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                           Yes________                     No___x_____

           To the knowledge of the Servicer, a Capture Event has occurred and
              be continuing                                                           Yes________                     No___x_____

           To the knowledge of the Servicer, a prior Capture Event has been
              cured by a permanent waiver                                             Yes________                     No___x_____

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA FINANCIAL LTD.

                                     By:
                                             ---------------------------------
                                     Name:    Scott R. Fjellman
                                             ---------------------------------
                                     Title:   Vice President / Securitization
                                             ---------------------------------

                                Page 3 (1997-B)